EXHIBIT 10.24



                                LICENSE AGREEMENT




          THIS AGREEMENT is made as of the 27th day of December, 1994, in New

York, New York, by and between the Major League Baseball Players Association, an unincorporated association under the laws of the State of New York, with offices at 12 East 49th Street, New York, New York 10017 (hereinafter "MLBPA") and

Pinnacle Brands, Inc., a Delaware corporation, with offices located at 924

Avenue J East, Grand Prairie, Texas 75050 (hereinafter "Licensee").

          WHEREAS, MLBPA is acting on behalf of all of the active baseball players of the National League and the American League who have entered into a commercial Authorization Agreement with the MLBPA (hereinafter "players"), and who, upon being polled by the MLBPA, have not indicated they have granted a license for products which would conflict with the license granted herein; and

          WHEREAS,  MLBPA in such capacity has the right to negotiate this

Agreement and to  grant   rights in and to the logo, name and symbol of MLBPA

identified in Schedule A hereto (the "Trademarks"), and the names, nicknames,

likenesses, signatures, pictures, playing records,  and/or  biographical data of each player described in Schedule A hereto as part of a group (hereinafter "the

Rights"); and

          WHEREAS,  Licensee desires to use the Rights and/or the Trademarks on or in association with the manufacture, offering for sale, sale, advertising,

promotion, and distribution of certain products identified in Schedule B (the

"Licensed Products") in the countries identified in Schedule B (the "Licensed

Territory"); and

          WHEREAS, MLBPA is willing to grant Licensee such right to use the

Rights and/or the Trademarks on the Licensed Products in the Licensed Territory

in accordance with the terms and conditions recited herein.

          NOW, THEREFORE, in consideration of the mutual promises, covenants and conditions herein contained, it is hereby agreed as follows:

     1.   GRANT
          -----

          (a)  MLBPA hereby grants to Licensee and Licensee hereby accepts the non-exclusive, non-transferable, non-assignable license, without the right to grant sublicenses, to use the Rights and the Trademarks solely within the

Licensed Territory on the Licensed Products and/or in association with the manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Products (i) to jobbers, wholesalers and distributors for resale, shipment and/or distribution to retail stores and merchants; and/or (ii) to retail stores and merchants for sale, shipment and distribution direct to the public; and/or (iii) direct to the public.  Licensee shall not knowingly distribute or sell the Licensed Products outside of the

Licensed Territory, nor shall Licensee sell any Licensed Products to any person,

firm or entity which Licensee has reason to believe will resell such Licensed

Products outside the Licensed Territory.

          (b)  MLBPA represents and warrants that it has the authority to grant the rights licensed herein.  MLBPA makes no representation that it has the authority to grant, nor does it grant herein, the right to utilize team symbols,

insignias or logos, or the name, symbol, or logo of any other licensee of MLBPA,

or reproductions of any products produced by or for any other licensee of MLBPA.

Accordingly, it is understood by the parties hereto that if any of the foregoing are to be utilized in connection with the exercise of the license granted hereunder, including without
limitation the likenesses of players utilizing team logos, symbols or insignias,

it will be the responsibility of Licensee to obtain all necessary permissions for the use of such material.

          (c)  Unless specifically authorized in advance by MLBPA in writing,

Licensee agrees to utilize with substantially equal prominence the names and likenesses of a minimum of one hundred (100) players or, at MLBPA's direction, a minimum of five (5) players per major league team, on Licensed Products during the License Period (as defined herein).  Licensee must provide the MLBPA with thirty (30) days' written notice of the names of all players Licensee intends to use on the Licensed Products prior to manufacture of such Licensed Products, and

Licensee may not use the name or likeness of any player on the Licensed Products without the prior written consent of MLBPA, which shall not be unreasonably withheld.

          (d)  The license granted by MLBPA to Licensee hereunder does not include the right to, and Licensee shall not in any manner, use (or purport to grant others the right to use) the Trademarks or the Rights for the purpose, in whole or in part, of promoting any service or product other than the Licensed

Products as specifically approved by MLBPA pursuant hereto.  The license granted by MLBPA to Licensee herein does not include, and shall not be used by Licensee so as to imply, a testimonial for or endorsement of the Licensed Products or any other product or service by all or any of the players, or by the MLBPA.  Nor does this license convey the right to feature or highlight any individual player without the express written permission of MLBPA.  In the event Licensee is interested in highlighting any player or in securing the personal endorsement or testimonial of any player, Licensee understands and agrees that such will require execution of a separate Highlight Agreement with such player and a separate payment to such player which shall be made through the MLBPA and which shall be independent of and in addition to all payments due to the MLBPA pursuant to this Agreement.

          (e)  Nothing contained in Subsection l(d) shall prevent Licensee from utilizing the names and/or likenesses of the players in a non-endorsement and/or non-testimonial manner in connection with the packages, cartons, advertising,

point-of-sale and/or promotional materials for the Licensed Products (the

"Promotional and Packaging Material") or require any separate payment in connection therewith; provided that unless specifically authorized otherwise in advance by MLBPA in writing, the names and/or likenesses of a minimum of eight

(8) such players will be utilized with equal prominence on the Promotional and

Packaging Material for all Licensed Products during the License Period as provided herein; and further provided that Licensee agrees to rotate the players who are utilized in connection with such materials so as not to highlight any particular player or group of players to the exclusion of others.

          (f)  Licensee shall have no right to sell the Licensed Products in the same retail package or retail container with any other item or product, whether of a nature similar to or different from the Licensed Products, which does not employ the Rights without the express permission of MLBPA in advance in writing.

          (g)  The license granted herein includes finished Licensed Products packaged for retail sale only, and does not include the right to sell Licensed

Products in unfinished state or in bulk quantities, unless otherwise approved by

MLBPA in advance in writing.

          (h)  All rights not expressly granted to Licensee in this Agreement are specifically reserved to MLBPA.

     2.   TERM AND OPTIONS
          ----------------

          (a)  This Agreement shall be effective and shall continue for the

License Period set forth on Schedule B, unless sooner terminated pursuant to a provision of this Agreement.

          (b)  Licensee and MLBPA hereby acknowledge that there is no right to renew this Agreement, nor have any options to extend this Agreement been granted or implied.  Notwithstanding the foregoing, however, Licensee must provide MLBPA with written notice of its desire to enter into a new license agreement with

MLBPA and such written notice must be received by MLBPA no earlier than three hundred sixty-five (365) days and no later than two hundred seventy (270) days prior to the expiration of the License Period.  MLBPA will respond to Licensee within thirty (30) days of receipt of such notice from Licensee concerning its interest in entering into negotiations for an extension or renewal of this

Agreement.

     3.   ROYALTIES
          ---------

          (a)  Licensee agrees to pay MLBPA a royalty at the percentage set forth on Schedule B based on Net Sales (as defined in Subsection 3(b) below) of the Licensed Products employing the Rights and/or the Trademarks by Licensee

(the "Actual Royalty").   Such Actual Royalty shall accrue when the Licensed

Products are shipped and invoiced by Licensee or a Licensee Affiliate to a third party not affiliated with Licensee.  For purposes of this Agreement,

"affiliated" or "Licensee Affiliate" includes without limitation any person or entity in which Licensee has any direct or indirect beneficial or ownership interest or is a joint venture partner.  Licensee warrants and represents to

MLBPA that all Licensed Products distributed in any manner by  Licensee,

whether by means of sale, free samples, or promotional or other arrangement,

will be simultaneously "shipped and invoiced" by Licensee or a Licensee

Affiliate for purposes of this subsection.

          (b)  "Net Sales" shall mean gross sales to third parties not affiliated with Licensee at Licensee's regular price, less returns actually credited.  "Regular price" shall mean the published or stated price at which

Licensee regularly sells the Licensed Product to its wholesale customers,

however, if Licensee also sells the Licensed Product directly to consumers, the regular price for such sales shall be the price applicable to such consumers.

No other deductions shall be permitted.  For example, there shall be no deductions made for discounts, allowances, commissions, royalties, uncollectible accounts, taxes, fees, assessments, impositions, payments or expenses of any kind which may be incurred or paid by Licensee in connection with the royalty payments due to MLBPA hereunder, or for any other costs incurred by Licensee in the manufacture, offering for sale, sale, advertising, promotion, shipment,

handling, distribution, fulfillment and/or exploitation of the Licensed

Products.  Licensee's regular price shall include the royalty amount.

          (c)  Actual Royalty payments shall be made by Licensee to MLBPA on all

Licensed Products sold, shipped and/or distributed by Licensee, even if not billed (such as in the case of introductory offers, samples in excess of fifty

(50) cases per Licensed Product, donations exceeding a total of two hundred

(200) cases of all Licensed Product per year to a tax-exempt charitable organization under Section 501(c)(3) of the Internal Revenue Code, promotions and the like and sales, shipments and/or distributions to individuals and/or companies which are affiliates or subsidiaries of Licensee), or if billed at less than Licensee's regular price for such Licensed Products, based upon

Licensee's regular Net Sales price for such Licensed Products sold to third parties not affiliated with Licensee in the course of Licensee's normal distribution, shipment and sales activities.

          (d)  Where the invoiced price for any Licensed Products is less than the regular Net Sales price for such Licensed Products sold to third parties not affiliated with Licensee in the course of Licensee's normal distribution,

shipment and sales activities, the Actual Royalty payment shall be based upon

Licensee's regular Net Sales price.

          (e)  For each year during the term of this Agreement, Licensee agrees to pay MLBPA a non-refundable guaranteed minimum royalty in the amount(s) and in the manner set forth on Schedule B (the "Guaranteed Minimum Royalty").  If, upon the expiration or termination of this Agreement, the total royalties paid and/or payable by Licensee to MLBPA during each such year is less than the Guaranteed

Minimum Royalty, Licensee shall promptly pay the amount of such difference to

MLBPA.  Actual Royalty payments based on Net Sales made during any year of this

Agreement shall be credited against the Guaranteed Minimum Royalty due for the year in which such Net Sales were made.

     4.   STATEMENTS AND PAYMENTS
          -----------------------

          (a)  Licensee shall deliver to MLBPA, at its offices in New York, New

York, or to such other address as MLBPA may direct, on the forty-fifth (45th)

day following the end of each calendar month, except December and on the thirtieth (30th) day following the end of each December during the term of this

Agreement, and on the thirtieth (30th) day of the month following termination or expiration of this Agreement, a complete and accurate statement of its Net Sales of Licensed Products, differentiated by country, brand and product, for the immediately preceding calendar month portion thereof) (the "Royalty Period").

Said statement shall be certified as accurate by an officer of Licensee and shall include information for each product consisting of stock or product number, item description, price per unit, quantity shipped, gross sales, returns actually
credited, computation of Net Sales and royalty due, and any other information

MLBPA may from time to time reasonably request.  Such statements shall be furnished to MLBPA whether or not any Licensed Products have been shipped,

distributed and/or sold, and whether or not Actual Royalties have been earned during the Royalty Period.  Such statements shall specifically set forth any products distributed free of charge or at a reduced price and shall indicate the quantities so distributed.  Statements shall be in a form acceptable to MLBPA and consistent with Schedule C hereto.

          (b)  The amount in United States dollars shown in Licensee's royalty statements as being due MLBPA shall be paid by wire transfer to an account designated in writing by MLBPA on the dates provided herein for submission of such statements.  In the event that the amount credited for returns during any

Royalty Period exceeds Licensee's royalty obligation to MLBPA for such period,

Licensee may use such amount as a credit against future royalty obligations of

Licensee during the License Period of this Agreement.  In no event, however,

shall the amount credited for returns during any Royalty Period be used upon termination or expiration of this Agreement as a credit against past royalty obligations of or royalty payments made by Licensee.  In no circumstances shall

MLBPA be obligated to pay any amount to Licensee upon termination or expiration of this Agreement on account of credits accrued by Licensee for returns.

          (c)  Licensee's royalty statements and all amounts payable to MLBPA by

Licensee shall be submitted to:

               Major League Baseball Players Association
               12 East 49th Street
               New York, NY 10017
or such other address as the MLBPA may direct, with a copy to:

               Mike Schechter
               Mike Schechter Associates, Inc.
               10012 N. Dale Mabry, Suite 213
               Tampa, FL  33618

          (d)  The receipt and/or acceptance by MLBPA of any of the statements furnished or royalties paid hereunder to MLBPA shall not preclude MLBPA from questioning the correctness thereof at any time within three (3) years of the due date for such payment and, in the event that any errors are discovered in such statements, they shall promptly be rectified by Licensee and the appropriate payment shall be made by Licensee within fifteen (15) days of receipt of written notice thereof.

          (e)  All payments made hereunder shall be in United States dollars from a United States bank, unless otherwise specifically agreed upon by the parties.

          (f)  Time is of the essence with respect to all payments to be made hereunder by Licensee.  Interest at the rate of one percent (1%) over the average prime rate for the period during which any sum is due shall accrue on any amount due MLBPA hereunder from and after the date upon which the payment is due until the date of receipt of payment.  Collection of interest by MLBPA shall be without prejudice to any other rights or remedies available to MLBPA.

     5.   AUDIT
          -----

          (a)  Licensee agrees to keep accurate books of account and records at its principal place of business, or such other reasonable locations as Licensee may designate in writing to MLBPA, covering all transactions relating to the license granted herein and pertaining to the items required to be shown in

Licensee's royalty statements to be submitted pursuant hereto, including without limitation, invoices, correspondence, banking, financial and other records.

MLBPA and its
duly authorized representatives shall have the right, upon reasonable notice, at all reasonable hours of the day, to audit Licensee's books of account and records, and all other such documents and material in the possession or under the control of Licensee, with respect to the subject matter and the terms of this Agreement that are reasonably necessary in the judgment of MLBPA, and to make copies and extracts thereof.  In the event that any such audit reveals an underpayment by Licensee, Licensee shall promptly upon demand (and in no event later than fifteen (15) days from receipt of written notice from MLBPA) remit payment to MLBPA in the amount of such underpayment plus interest calculated at the rate set forth in Subsection 4(f), calculated from the date such payment(s)

were actually due until the date such payment is actually made.  Collection of interest by MLBPA shall be without prejudice to any other rights or remedies available to MLBPA.  In the event that any such underpayment is greater than

Five Thousand Dollars ($5,000), Licensee shall reimburse MLBPA for the costs and expenses of such audit.

          (b)  All books of account and records of Licensee concerning transactions relating to the license granted herein shall be retained by

Licensee for at least three (3) years after the end of the year in which such transaction occurs for possible inspection by MLBPA in accordance with the terms hereof.

     6.   QUALITY, NOTICES, APPROVALS, AND SAMPLES
          ----------------------------------------

          (a)  The Licensed Products and the Promotional and Packaging Material

shall be of high quality in design, material and workmanship so as to be suited to the favorable advantage, protection and enhancement of the Trademarks and the

Rights, in no event shall be of lesser quality than the best quality of similar products and promotional, advertising, and packaging material presently shipped,

distributed, sold and/or used by Licensee in the Licensed Territory, shall not reflect adversely upon MLBPA, the Trademarks or the players, shall be safe and suitable for their intended purpose, and shall be manufactured, sold and/or distributed in full conformance with all applicable laws and regulations.

          (b)  Licensee may not manufacture, use, offer for sale, sell,

advertise, promote, ship and/or distribute any Licensed Products, or any

Promotional and Packaging Material relating to the Licensed Products, or any other item or product in combination with the Licensed Products, or any other trademark on or in connection with the Licensed Products, until it has received written approval of same in the manner provided herein from MLBPA.  Should MLBPA fail to approve in writing any of the submissions furnished it by Licensee within fourteen (14) business days from the date of submission thereof, such failure shall be considered to be a disapproval thereof.

          (c)  Before commencing or authorizing third parties to commence the design or development of Licensed Products or Promotional and Packaging Material

which have not been previously approved in writing by MLBPA, Licensee shall submit at its own cost to MLBPA, for approval, a comprehensive written description of the concept of such Licensed Product and/or Promotional and

Packaging Material, including full information on the nature and function of the proposed item and a general description of how the Rights and/or the Trademarks and other material will be used thereon.  Licensee also shall submit at its own cost to MLBPA, for approval, complete layouts and descriptions of the proposed

Licensed Products and/or Promotional and Packaging Material showing exactly how and where the Rights and the Trademarks and all other art work and wording will be used, and low resolution QMS proofs, of the proposed Licensed Products and/or

Promotional and Packaging Material.  Licensee shall not proceed beyond the mechanical or chromaline stage without first securing the express written approval of MLBPA.

          (d)  Except as provided in Subsection 6(h), upon commencement of manufacture, shipment and distribution of the Licensed Products and/or

Promotional and Packaging Material relating to the Licensed Products after all required approvals have been given by MLBPA, Licensee shall submit, at its own cost, to MLBPA twelve (12) sets of the Licensed Products and two (2) sets of the

Promotional and Packaging Material.

          (e)  MLBPA may periodically at reasonable intervals during the term of this Agreement require that Licensee submit to MLBPA, at no cost to MLBPA, up to twelve (12) additional sets of the Licensed Products, and the Promotional and

Packaging Material relating to the Licensed Products, for subsequent review of the quality of and copyright and trademark usage and notice on same and for any other purpose that MLBPA deems appropriate, provided that such product is available to Licensee.

          (f)  After the required approval has been secured from MLBPA pursuant to Subsection 6(c) above, Licensee shall not depart from the specifications,

quality or appearance thereof in any respect without first obtaining the express written approval of MLBPA.  Licensee shall make submissions to MLBPA and obtain approvals in the manner required above each time new or revised concept,

layouts, descriptions, artwork, models, prototype samples and/or production samples are adopted by Licensee for use in connection with the Rights and/or the

Trademarks.

          (g)  Subject to reasonable obligations of confidentiality by MLBPA,

Licensee agrees that, to assure that the provisions of this Agreement are being observed, upon at least two (2) working days' written notice, it will allow

MLBPA or its designees to enter Licensee's premises and/or the premises where the Licensed Products are being manufactured and/or packaged, during regular business hours, for the purpose of inspecting the Licensed Products and the Promotional and Packaging Material relating to the Licensed Products.

          (h)  In order to ensure that the Licensed Products and the Promotional and Packaging Materials are manufactured, offered for sale, sold, advertised,

promoted, shipped and/or distributed as required herein, in the event that the quality standards and/or trademark and copyright usage and notice requirements herein referred to are not met, or in the event that said quality standards and/or trademark and copyright usage and notice requirements are not maintained in all material respects throughout the period of manufacture, offering for sale, sale, advertising, promotion, shipment and/or distribution of any Licensed

Products hereunder, then, in addition to any other rights available to MLBPA under this Agreement or otherwise, Licensee shall upon receipt of written notice from MLBPA immediately discontinue any and all manufacture, offering for sale,

sale, advertising, promotion, shipment and distribution of such Licensed

Products and/or Promotional and Packaging Material in connection with which the said quality standards and/or trademark and copyright usage and notice requirements have not been met.

     7.   ARTWORK
          -------

          (a)  The form and content of all artwork for use in any media shall be subject to the express written approval of MLBPA prior to its use by Licensee in connection with the Licensed Products or the Promotional and Packaging Material.

If Licensee desires to use artwork previously approved by MLBPA on a different

Licensed Product or on different Promotional and Packaging Material, Licensee shall first submit samples of such proposed use to MLBPA for approval thereof.

          (b)  Following the expiration or termination of this Agreement, except as provided in Subsection l9(c), and notwithstanding any rights otherwise granted to Licensee by state or federal
trademark law, copyright law or other applicable law, Licensee shall not without express prior written permission of MLBPA directly or indirectly use, or authorize others to use, in any manner whatsoever other than to enforce legal rights of Licensee against infringement or misuse by others, any of the artwork or designs or other material embodying the Rights and/or Trademarks, or any reproductions thereof, notwithstanding their creation or use by Licensee.

     8.   OWNERSHIP OF RIGHTS
          -------------------

          (a)  It is understood and agreed that MLBPA is the sole and exclusive holder of all right, title and interest in and to the Rights and/or the

Trademarks for the duration of this Agreement.

          (b)  Nothing contained in this Agreement shall be construed as an assignment to Licensee of any right, title and/or interest in or to the Rights and/or the Trademarks, it being understood that all right, title and interest relating thereto are expressly reserved by MLBPA except for the rights being licensed hereunder.

          (c)  No license is being granted hereunder for any purpose or as to any products, services or material not expressly authorized herein.  MLBPA reserves for such use as it may determine all rights of any kind in the Rights and the Trademarks, other than the rights herein licensed to Licensee.

          (d)  Licensee shall not use the Rights and/or the Trademarks other than as permitted herein and, in particular, shall not incorporate the Rights and/or the Trademarks in Licensee's corporate or business name or in any of

Licensee's other trademarks or service marks in any manner whatsoever.  Licensee agrees that in using the Rights and Trademarks, it will in no way represent that it has any rights, title and/or interest in and/or to the Rights and/or the

Trademarks
other than those expressly granted under the terms of this Agreement.  Licensee further agrees that it will not use and/or authorize the use, either during or after the term of this Agreement, of any configuration, trademark, trade name or other designation which is likely to cause confusion with any of the Trademarks.

     9.   GOODWILL AND PROMOTIONAL VALUE
          ------------------------------

          (a)  Licensee recognizes the value of the goodwill associated with the

Rights and/or the Trademarks and acknowledges that as between the parties hereto all rights in the Trademarks and the Rights and the goodwill associated therewith belong exclusively to MLBPA.  Licensee further recognizes and acknowledges that the Rights and/or the Trademarks have acquired secondary meaning in the mind of the public.  Licensee agrees that during the License

Period and thereafter, it will not dispute or attack the title of any rights of

MLBPA in and to the Rights and/or the Trademarks or the validity of the grant of license made herein, except that nothing herein shall preclude Licensee from asserting any breach of any warranty provided herein.

          (b)  Licensee agrees that its use of the Rights and/or the Trademarks shall inure to the benefit of MLBPA and that Licensee shall not, at any time,

acquire any rights in the Rights and/or the Trademarks by virtue of any use it may make of the Rights and/or of the Trademarks.  Licensee hereby assigns to

MLBPA any and all trademarks and trademark rights in the Trademarks and/or

Rights created by such use, together with the goodwill of the business in connection with which the Trademarks are used and which is represented by the

Trademarks.

          (c)  Licensee acknowledges that MLBPA is entering into this Agreement not only in consideration of the royalties to be paid hereunder but also in recognition of the intrinsic benefit to proper maintenance of the image and reputation of MLBPA and the players as a result of the manufacture, offering for sale, sale, advertising, promotion, shipment and distribution of the Licensed Products by Licensee in accordance with the provisions of this Agreement.  Accordingly, Licensee acknowledges that its material failure to manufacture, offer for sale, sell, advertise, promote, ship and distribute the Licensed Products in accordance with this Agreement, may result in immediate and irreparable damage to MLBPA in connection with promotion of the Rights and/or the Trademarks and/or to its members, and that there will be no adequate remedy at law for the failure by Licensee to abide by such provisions of this Agreement.  Accordingly, Licensee agrees that in the event of any material breach by Licensee, in addition to all other remedies available to it hereunder, MLBPA may at its sole option commence an action in any court having jurisdiction or an arbitration proceeding, and upon proof thereof shall be entitled to injunctive relief against any such breach as well as such other relief as any arbitrator(s) or court with jurisdiction may deem just and proper.

Licensee waives all requirements of a bond in connection therewith.

     10.  PROMOTIONAL CONTRIBUTION
          ------------------------

     Although MLBPA is not obligated to do so, it is the current intention of

MLBPA to develop a national advertising and/or promotional program featuring the

Rights and/or the Trademarks and to consult with Licensee about the development of such program.  Licensee agrees that MLBPA shall have the right, at its discretion and in a manner and style of its choice, to print catalogues,

brochures, advertisements or other promotional materials wherein representative merchandise from Licensee and other licensees of MLBPA shall be displayed.  In this regard, Licensee agrees that in addition to all other payments and without credit against the Guaranteed Minimum Royalty required herein, Licensee shall share in the cost of such materials at least once annually by payment within ten (10) days after receiving an invoice therefor in an amount not to exceed

Five Thousand Dollars ($5,000).

     11.  TRADEMARK AND COPYRIGHT PROTECTION
          ----------------------------------

          (a)  The license granted herein is conditioned upon Licensee's full and complete compliance with the provisions of the trademark and copyright laws of the United States and any foreign country or countries in the Licensed

Territory.

          (b)  Licensee agrees to permanently affix to all Licensed Products and all Promotional and Packaging Material the MLBPA logo and appropriate legends,

markings and/or notices as required by MLBPA, to give appropriate notice to the consuming public of MLBPA's right, title and interest in the Trademarks and the

Rights.  Licensee agrees that, unless otherwise specified in writing by MLBPA,

each usage of the Trademarks shall be followed by either the "TM" or the

Trademark Notice symbol, as designated by MLBPA.  The following legends shall appear in close proximity to the Trademarks at least once on each Licensed

Product and on each piece of Promotional and Packaging Material as is commercially reasonable and practical:

                        Copyright or (C) MLBPA (year-date)

Licensee also shall include on the Licensed Products, and on each piece of

Promotional and Packaging Material, the following notice:

Official Licensee -- Major League Baseball Players Association

          (c)  Licensee agrees that it will not distribute or sell any Licensed

Products or use or distribute any Promotional or Packaging Materials which do not carry notices meeting the requirements of this Agreement.

          (d)  Licensee shall use no markings, legends and/or notices on or in association with the Licensed Products or the Promotional and Packaging Material

other than those specified above and such other markings, legends and/or notices as may be specified by MLBPA, without first obtaining MLBPA's express written approval.

          (e)  MLBPA has the right, but not the obligation, to obtain at its own cost, appropriate trademark and copyright protection for the Rights and/or the

Trademarks in association with the Licensed Products in any and all countries of the Licensed Territory, in the name of MLBPA or in the name of any third party selected by MLBPA.

          (f)  Licensee shall keep reasonable business records, relating to the dates when each of the Licensed Products is first placed on sale or sold in each country of the Licensed Territory, and the dates of first use in each country of each different Trademark and/or of the Rights on the Licensed Products and

Promotional and Packaging Material.  If requested to do so by MLBPA, Licensee also agrees to supply MLBPA with samples, facsimiles or photographs of such usages of the Rights and/or Trademarks and other information, if such exists,

which will enable MLBPA to complete trademark applications or to evaluate or oppose any trademark or design applications, registrations, or uses of third parties.

          (g)  Licensee agrees that it shall not at any time within the Licensed

Territory or anywhere else in the world apply for any copyright or trademark protection which would adversely affect MLBPA's ownership of any rights in the

Rights and/or the Trademarks, nor file any document with any governmental authority or assert directly or indirectly any right or take any other action which would adversely affect MLBPA's ownership of the Rights and/or the

Trademarks, or the publicity rights of the players, or knowingly aid or abet anyone else in doing so.

          (h)  Licensee agrees to cooperate in all reasonable respects with

MLBPA in protecting and defending the Rights and/or the Trademarks.  In the event that Licensee becomes aware of any claim or problem arising with respect to the protection of the Rights and/or the Trademarks in the Licensed Territory,

Licensee shall promptly advise MLBPA in writing of the nature and extent of same.  MLBPA has no obligation to take any action whatsoever in the event that any claim or problem arises with respect to the protection of the Rights and/or the Trademarks.

     12.  INFRINGEMENTS
          -------------

          (a)  Licensee agrees to provide reasonable assistance to MLBPA in the enforcement of MLBPA's right in the Rights and/or the Trademarks.  Licensee agrees to promptly notify MLBPA in writing of any violations by third parties of the Rights and/or the Trademarks which become known to Licensee.  MLBPA shall have the sole right to determine whether or not any action shall be taken on account of any violation of the Rights and/or the Trademarks.  MLBPA, if it so

desires, may commence or prosecute any claims or suits respecting such violations in its own name or in the name of Licensee, or join Licensee as a party thereto, provided that nothing in this section shall require Licensee to incur more than nominal out-of-pocket expense.  Licensee agrees not to make any demands or claims, and not to institute any suit on account of such violations without obtaining the prior express written permission of MLBPA.

          (b)  With respect to all claims and suits involving the Rights and/or the Trademarks, including without limitation suits in which Licensee is joined as a party, MLBPA shall have the sole right to employ counsel of its choosing and to direct the handling of the litigation and any settlement thereof.  MLBPA shall be entitled to receive and retain all amounts awarded to MLBPA as damages,

profits or otherwise as a result of such claims.

     13.  INDEMNIFICATION
          ---------------

          Licensee hereby agrees to defend, indemnify and hold harmless MLBPA,

its members, officers, directors, employees and agents, from and against any and all claims, demands, causes of action and judgments ("Claims") arising out of or in connection with:

          (a)  Licensee's design, manufacture, distribution, shipment,

advertising, promotion, offering for sale and/or sale of the Licensed Products and/or the Promotional and Packaging Material, including but not limited to any allegedly unauthorized use by Licensee of any trademark, copyright, patent,

process, idea, method, device, logo, symbol, insignia, name, term or material other than those licensed herein, but excluding any claims respecting any allegedly unauthorized use by Licensee of the Rights and/or the Trademarks as

authorized herein;

          (b)  Licensee's use of any logos, symbols, insignias, names, terms or other material claimed to be the property of any Major League Baseball club(s)

or any other entity affiliated directly or indirectly with any Major League

Baseball club(s); and

          (c)  any alleged defect(s) of the Licensed Products and/or Promotional and Packaging Material.

With respect to the foregoing indemnity, Licensee agrees to defend and hold harmless MLBPA, its members, officers, directors, employees and agents, at no cost or expense to them whatsoever, including, but not limited to, attorneys'

fees and court costs.   Under no circumstances shall Licensee have the right to

settle or otherwise compromise any claim without the prior written consent of

MLBPA.  MLBPA and its members shall have the right to defend themselves in any such action or proceeding with attorneys of MLBPA's own selection.

     14.  INSURANCE
          ---------

          Throughout the License Period and for three (3) years after expiration or termination of this Agreement, Licensee shall obtain and maintain at its own cost and expense from a qualified insurance company acceptable to MLBPA, or self-insurance as authorized by law, a standard comprehensive general liability insurance policy naming MLBPA and its members as an additional insured.  Such policy shall provide protection against any and all claims, demands and causes of action arising out of any defect or failure to perform, alleged or otherwise,

of the Licensed Products or any material used in connection therewith or any use thereof.  The amount of primary and secondary coverage shall be a minimum of Two

Million Dollars ($2,000,000) for each single occurrence.  The policy shall provide for twenty (20) days' notice to MLBPA from the insurer by Registered or

Certified Mail, return receipt requested, in the event of any modification,

cancellation or termination.  The terms of such policy are subject to MLBPA's prior written approval and such approval shall not be withheld unreasonably.

Licensee agrees to furnish MLBPA a certificate of insurance evidencing same or satisfactory evidence of self-insurance within thirty (30) days after execution of this Agreement, and in no event shall Licensee manufacture, offer for sale,

sell, advertise, promote, ship and/or distribute the Licensed Products or

Promotional and Packaging Material prior to receipt by MLBPA of such evidence of insurance.

     15.  EXPLOITATION BY LICENSEE
          ------------------------

          (a)  Licensee agrees that during the License Period it will continue to diligently distribute, ship and sell each of the Licensed Products in sufficient quantities to meet the reasonably anticipated demand therefor throughout the Licensed Territory and that it will use its best efforts to make and maintain adequate arrangements for the distribution, shipment and sale necessary to meet

Licensee's sales goals for all such Licensed Products. Licensee further agrees to exercise all reasonable efforts in the exercise of sound business judgment to advertise and promote the Licensed Products at its own expense throughout the term of this Agreement as widely as practicable within the Licensed Territory,

to the best advantage and enhancement of the Trademarks and the Rights.

          (b)  Licensee will not discriminate against any of the Licensed

Products by granting commissions/discounts to salesmen, dealers and/or distributors in favor of Licensee's other similar products.

     16.  PREMIUMS, PROMOTIONS, COMBINATION PROGRAMS AND SECONDS.
          ------------------------------------------------------

          (a)  Under no circumstances other than in connection with the sale of

Licensed Products or as expressly approved by MLBPA in writing shall Licensee have any right to sell or otherwise utilize the Licensed Products as premiums or promotional items.  MLBPA shall have and retain the sole and exclusive right to utilize or license third parties to utilize any of the Trademarks and Rights granted herein in connection with any premium, giveaway, fund raising,

promotional arrangement or fan club (collectively referred to as "Promotional

Products"), which retained right may be exercised by MLBPA concurrently with the rights granted to Licensee hereunder.

          (b)  Licensee agrees not to sell the Licensed Products in combination with any other products ("Combination Program") for one price without the prior written consent of MLBPA.

          (c)  Licensee agrees not to offer for sale, sell, ship, and/or distribute, and/or to knowingly assist any third party to offer for sale, sell,

ship, advertise, promote, distribute and/or use for any purpose whatsoever, any

Licensed Products and/or Promotional and Packaging Material relating to the

Licensed Products which are materially damaged or defective, or which otherwise materially fail to meet the specifications and/or quality standards and/or trademark and copyright notice usage requirements of this Agreement.

     17.  ASSIGNABILITY AND SUBLICENSING
          ------------------------------

          The license granted hereunder is and shall be personal to Licensee and shall not be assigned by any act of Licensee or by operation of law or otherwise encumbered.  Licensee shall not have the Licensed Products or any portion thereof manufactured for Licensee by a third party unless Licensee first obtains the express written approval of MLBPA, and such manufacturer shall have signed an agreement in the form attached hereto as Schedule D.  Licensee shall have no right to grant any sublicenses without MLBPA's prior express written approval.

Any attempt on the part of Licensee to arrange for manufacture by a third party or to sublicense (except as provided herein), assign, encumber or alter its rights under this Agreement by operation of law or otherwise, including without limitation entry by Licensee into any joint venture arrangement, or any material change in the ownership, control or key management of Licensee, without reasonable notice to and prior written approval by MLBPA shall result in the automatic termination of this Agreement, and all rights granted hereunder shall immediately revert to MLBPA.

     18.  TERMINATION
          -----------

          (a)  MLBPA's Right of Termination
               ----------------------------

               (i)  Immediate Right of Termination.  In addition to the
                    ------------------------------

automatic termination provisions and/or termination rights provided elsewhere in this Agreement, and notwithstanding any attempts by Licensee to cure defaults,

MLBPA shall have the right immediately to terminate this Agreement by giving written notice to Licensee if Licensee does any of the following:

                    a.   Manufactures, offers for sale, sells, advertises,

promotes, ships, distributes and/or uses in any way any Licensed Product and/or

Promotional and Packaging Material without having the prior written approval of

MLBPA as provided for in this Agreement;

                    b.   Continues to manufacture, offer for sale, sell,

advertise, promote, ship, distribute and/or use in any way any Licensed Product and/or Promotional and Packaging Material after receipt of notice from MLBPA disapproving of same;

                    c.   Fails to carry on the Licensed Products or Promotional

or Packaging Material the notices specified by MLBPA, as required herein;

                    d.   Becomes subject to any voluntary or involuntary order

of any governmental agency involving the recall or citation of any of the

Licensed Products and/or Promotion and Packaging Material because of safety,

health or other hazards or risks to the public;

                    e.   Directly or indirectly through its controlling

shareholders or any of its officers, directors or employees, takes any action in connection with the manufacture, offering for sale, sale, advertising,

promotion, shipment and/or distribution of the Licensed Products and/or the

Promotional and Packaging Material which materially damages or materially reflects adversely upon MLBPA, the Rights and/or the Trademarks;

                    f.   Makes an unauthorized assertion of rights in the Rights

and/or the Trademarks as prohibited in this Agreement;

                    g.   Two or more times during a twelve-month period fails to

make timely payment of royalties when due or fails to make timely submission of royalty statements when due;

                    h.   Uses the Trademarks or the Rights for the purpose, in

whole or in part, of promoting any service or product other than the Licensed

Products without the express prior consent of MLBPA in writing; or

                    i.   Fails to obtain or maintain insurance as required by

the provisions of this Agreement.

               (ii) Curable Breaches by Licensee.  If Licensee commits a
                    ----------------------------

material breach of any other terms of this Agreement; files a petition in bankruptcy or is adjudicated a bankrupt or insolvent; or makes an assignment for the benefit of creditors, or an arrangement pursuant to any bankruptcy law; or

discontinues its business; or if a receiver is appointed for it or its business and is not discharged within thirty (30) days, and Licensee fails to cure such default and furnish reasonable proof of its cure to MLBPA within fifteen (15)

days after receiving written notice of breach and a demand to cure from MLBPA,

MLBPA shall have the right to terminate this Agreement by giving written notice to Licensee.

          (b)  Licensee's Right of Termination.  If MLBPA commits an act or
               -------------------------------

omission which constitutes a material breach of any of the terms of this

Agreement and fails to cease the noticed acts or omissions and furnish reasonable proof of such cure to Licensee within fifteen (15) days after receiving written notice of breach and a demand to cure from Licensee, Licensee shall have the right to terminate this Agreement by giving written notice to

MLBPA.  Termination of this Agreement shall not relieve Licensee of any royalty obligations which have accrued prior to termination.

     19.  POST-TERMINATION AND EXPIRATION RIGHTS AND OBLIGATIONS
          ------------------------------------------------------

          (a)  Except as provided in Section l9(c) below, upon termination of this Agreement, Licensee and its receivers, representatives, trustees, agents,

administrators, successors and/or permitted assigns shall have no right to manufacture, offer for sale, sell, ship, advertise, promote and/or distribute

Licensed Products or to use in any way the Rights, the Trademarks, or any

Promotional and Packaging Material relating to the Licensed Products.

          (b)  Upon expiration of this Agreement or upon termination by MLBPA,

notwithstanding anything to the contrary herein, all royalties on sales,

shipments and/or distributions theretofore made shall become immediately due and payable and no Guaranteed Minimum Royalty paid to MLBPA shall be refunded.

          (c)  Upon expiration of this Agreement without renewal or entry into a new agreement, or upon termination of this Agreement for any reason except those set forth in Section 17 or Section 18(a) above, subject to the requirements of this Agreement with respect to payment and reporting of royalties, Licensee may,

for a period of ninety (90) days, dispose of all finished Licensed Products which are on hand upon the expiration of the License Period then in effect,

provided that the royalties with respect to that period are paid and the appropriate statements are furnished for that period.  Licensee shall not accelerate or increase the manufacture or production of Licensed Products in anticipation of expiration of this Agreement.  During such ninety (90) day period, MLBPA itself may use or license the use of the Rights and/or the

Trademarks in any manner at any time anywhere in the world as MLBPA sees fit

          (d)  Subject to Subsection l9(c) above, after the expiration or termination of this Agreement, Licensee shall refrain from further use of the

Rights and/or the Trademarks or any
further claim to the use thereof, either directly or indirectly, in connection with the manufacture, offering for sale, sale, advertising, promotion, shipment and/or distribution of any products, Promotional Material or otherwise.

Licensee shall be responsible to MLBPA for any damages caused by the unauthorized use by Licensee or by others of any materials created by or for

Licensee and embodying the Rights and/or the Trademarks following expiration or termination of this Agreement.  In the event of any such unauthorized use of any such materials by Licensee or others, Licensee shall pay MLBPA for liquidated damages and not as a penalty or as damages for any breach of this Agreement or as a substitute for other payments due to MLBPA and the sum of Five Hundred

Thousand Dollars ($500,000).

          (e)  Licensee acknowledges that its failure to cease the manufacture,

offering for sale, sale, advertising, promotion, shipment and/or distribution of the Licensed Products and/or use in any way of the Promotional and Packaging

Material relating to the Licensed Products after the termination or expiration of this Agreement in accordance with the terms hereof will result in immediate and irreparable damage to MLBPA and/or to the players and to the rights of other licensees of MLBPA.  Licensee acknowledges and admits that there is no adequate remedy at law for failure to cease such activities and Licensee agrees that in the event of such failure, in addition to all other remedies available to it hereunder, MLBPA at its sole option may commence an action in any court having jurisdiction or an arbitration proceeding, and shall be entitled to equitable relief by way of injunctive relief and such other relief as any arbitrator(s) or court with jurisdiction may deem just and proper.  Licensee waives all requirement of a bond in connection with MLBPA's pursuit of injunctive relief.

     20.  FINAL STATEMENT UPON TERMINATION OR EXPIRATION
          ----------------------------------------------

          Within thirty (30) days after termination or expiration of this

Agreement, as the case may be, Licensee shall deliver to MLBPA a statement indicating the number and description of the finished Licensed Products which it had on hand as of the expiration or termination date. MLBPA shall have the option, upon two (2) working days' notice and during regular business hours, of conducting a physical inventory at the time of expiration or termination and/or at a later date in order to ascertain or verify such statement. In the event that Licensee refuses to permit MLBPA or its authorized representative to conduct such physical inventory, Licensee shall forfeit any rights hereunder to dispose of such inventory. In addition to such forfeiture, MLBPA shall have recourse to all other remedies available to it.

     21.  NOTICES
          -------

          All notices or other communications required or desired to be sent to either party shall be in writing and sent by Registered or Certified Mail,

postage prepaid, return receipt requested, or by facsimile or telegram, charges prepaid.  Such notices, including facsimile or telegram, shall be effective on the date sent, provided that any notice sent by facsimile also shall be sent by regular mail.  The addresses for MLBPA and Licensee shall be as set forth on

Schedule B.  Either party may change its address by notice in writing to the other party.

     22.  RELATIONSHIP OF THE PARTIES
          ---------------------------

          This Agreement does not create a partnership or joint venture between the parties and neither party shall have any power to obligate or bind the other in any manner whatsoever.

     23.  APPLICABLE LAW
          --------------

          This Agreement is made within the State of New York and shall be construed in accordance with the laws of the United States and the State of New

York.  Licensee hereby expressly waives any right to the benefits of remedial legislation, if any, of Licensee's home state.

     24.  REMEDIES
          --------

          (a)  Except as otherwise provided herein, any dispute or disagreement between the parties hereto arising out of or relating to this Agreement shall be settled by final and binding arbitration, in New York City, under the Commercial

Arbitration Rules then obtaining of the American Arbitration Association.  The parties hereto expressly stipulate that the arbitrator(s) shall have full subpoena power and full powers to fashion appropriate remedies, including without limitation the power to grant equitable and/or injunctive and/or declaratory relief. Judgment upon the award may be entered in any court having jurisdiction.

          (b)  Licensee recognizes the unique nature of the Rights and the

Trademarks, and the possibility that breaches of this Agreement by Licensee may require preliminary or extraordinary relief beyond that available in arbitration, and the possibility that breaches of this Agreement may involve third parties or witnesses or issues which are beyond the practical jurisdiction of arbitrators.  Accordingly, notwithstanding the provisions of Section 24(a),

MLBPA (but not Licensee) may, at its sole and exclusive option, as an alternative to arbitration, elect to commence an action or proceeding in any court of competent jurisdiction to enforce this Agreement or protect the Rights and the Trademarks.  MLBPA may also require the termination of a previously-commenced arbitration proceeding so as to permit a dispute between the parties to be resolved in an action or proceeding in a court of competent jurisdiction, so long as MLBPA has theretofore not waived its right to do so by taking substantial steps to prosecute or defend the arbitration proceeding.

     25.  CAPTIONS
          --------

          The captions used in connection with the sections, and subsections of this Agreement are inserted only for purpose of reference.  Such captions shall not be deemed to govern, limit, modify or in any other manner affect the scope,

meaning or intent of the provisions of this Agreement or any part thereof, nor shall such captions otherwise be given any legal effect.

     26.  WAIVER
          ------

          (a)  No waiver by either party of a breach or a default hereunder shall be deemed a waiver by such party of a subsequent breach or default of a like or similar nature.

          (b)  Resort by either party to any remedies referred to in this

Agreement or arising by reason of a breach of this Agreement by the other party shall not be construed as a waiver by the former of its right to resort to any and all other legal and equitable remedies available to it.

     27.  SURVIVAL OF THE RIGHTS
          ----------------------

          Any rights and obligations created by this Agreement and which by necessary implication continue after its expiration or termination shall survive such expiration or termination.

     28.  SEVERABILITY
          ------------

          In the event that any term or provision of this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other term or provision, and this Agreement shall be interpreted and construed as if such term or provision, to the extent the same shall have been held to be invalid, illegal or unenforceable, had never been contained herein.

     29.  CONFIDENTIALITY
          ---------------

          MLBPA agrees to treat confidentially and to use solely for its own internal purposes all non-public, proprietary information furnished to it by

Licensee in connection with this Agreement, including without limitation new product concepts, marketing plans, royalty reports, customer lists, artwork,

advertising, promotional and publicity materials, and Licensee's individual contracts with current and former baseball players.

     30.  INTEGRATION
          -----------

          This Agreement represents the entire understanding between the parties hereto with respect to the subject matter hereof and supersedes all previous representations, understandings or agreements, oral or written, between the parties with respect to the subject matter hereof.  This Agreement cannot be modified except by a written instrument signed by the parties hereto.

          By their execution below, the parties hereto have agreed to all of the terms and conditions of this Agreement.

MAJOR LEAGUE BASEBALL                             PINNACLE BRANDS, INC.
 PLAYERS ASSOCIATION


 By:     /s/ Donald Fehr                          By:       /s/ Jerry M. Meyer
      -----------------------------------------          -----------------------

 Date:    12/27/94                                Date:     12/20/94
        ---------------------------------------          -----------------------

                                   SCHEDULE A
                                   ----------

TRADEMARKS

               MLBPA

               Major League Baseball Players Association

               MLBPA logo


THE RIGHTS

     The names, nicknames, likenesses, signatures, pictures, playing records and/or biographical data of all active baseball players of the National League and the American League who have entered into a Commercial Authorization Agreement with the MLBPA.

                                   SCHEDULE B
                                   ----------

LICENSED PRODUCTS:

     (1) 4-, 5-, 6-, or 7-color trading cards printed on paper stock, plastic or vinyl, two and one-half inches by three and one-half inches (2 1/2" x 3 1/2") in size and featuring photographs, statistics and biographical information of current Major League Baseball players.

     (2) Said baseball trading cards may be sold in conjunction with printed matter of a size equal to or smaller than three and one-third inches by four and two-thirds inches (3 1/3" x 4 2/3"), in the form of rectangular-shaped, square-shaped, circular-shaped, oval-shaped or star-shaped lenticular cards which contain baseball-related trivia-type information, but not player pictures or likenesses, or with baseball trading cards of a size not to exceed eight inches by ten inches (8" x 10") in size.

     The rights granted hereunder shall further include collector aids products, including but not limited to, display pieces, albums and storage devices, for use in connection with the foregoing products.

LICENSE PERIOD:

January 1, 1995 to December 31, 1997.


LICENSED TERRITORY:

Worldwide.


ADDITIONAL CONDITIONS:

The International Addendum attached hereto and incorporated by reference herein shall apply to all activities of Licensee with respect to the Licensed Products outside the United States.

Licensee agrees to give MLBPA at least six (6) months notice in writing prior to advertising or selling any Licensed Product in any country outside the United States and Canada.

ANNUAL ROYALTY:

     1995:      **
     1996:      **
     1997:      **

GUARANTEED MINIMUM ROYALTY:

 ** per calendar year payable in equal quarterly installments on each January 20, April 20, July 20 and October 20 during the term hereof.

ADDRESSES FOR NOTICES:

     MAJOR LEAGUE BASEBALL PLAYERS ASSOCIATION
     12 East 49th Street
     New York, NY 10017
     Attn:   Judith S. Heeter


     MIKE SCHECHTER ASSOCIATES, INC.
     10012 North Dale Mabry
     Tampa, FL 33618
     Attn:   Mike Schechter


     PINNACLE BRANDS, INC.
     924 Avenue J East
     Grand Prairie, Texas 70050
     Attn:   Jerry Meyer, President


Acknowledged and Approved:

MAJOR LEAGUE BASEBALL              PINNACLE BRANDS, INC.
  PLAYERS ASSOCIATION


 By: /s/Donald Fehr                                    By:/s/ Jerry M. Meyer
    --------------------------------------------          ----------------------

Date:    12/27/94                                      Date:    12/20/94
     --------------------------------------------           --------------------

_______________
** Confidential information deleted.

                                                SCHEDULE C
                                                ----------

Royalty Report for: Major League Baseball Players Association
                    12 East 49th Street
                    New York, NY  10017
                    (212) 826-0809


LICENSEE:                                         DATE:
          -------------------------                    --------------------------------------------------
                                                  PERIOD COVERED:
          -------------------------                              ----------------------------------------

          -------------------------

Licensee:  ___________________________________     Date: ______________________
           ___________________________________
           ___________________________________     Period Covered:  ___________




 STOCK        ITEM      WHOLESALE      QUANTITY  GROSS          LESS    NET     ROYALTY ROYALTY
 NUMBER    DESCRIPTION  PRICE PER UNIT SHIPPED   SELLING PRICE  RETURNS SALES   RATE    DUE
- -----------------------------------------------------------------------------------------------












- --------------------------------------------------------------------------------------------------------


/ /We had no sales for the period                  TOTAL ROYALTY DUE: __________
   but our product is scheduled                       LESS GUARANTEED __________
   to start shipping_____________________          ROYALTIES PAID TO DATE: _____
                              (DATE)               AMOUNT DUE:    ______________


THIS ROYALTY REPORT
WAS CERTIFIED BY: _________________________________
                  (Signature)
                  _______________________
                   (Title)

                                   SCHEDULE D
                                   ----------
                            MANUFACTURER'S AGREEMENT
                            ------------------------
Licensee:  Pinnacle Brands, Inc.

Licensed  Territory:  United  States, its territories and possessions, and

Canada.

Licensed Products:

     The undersigned understands that the Major League Baseball Players

Association ("MLBPA") has authorized the above-named Licensee to manufacture the above-named Licensed Products utilizing certain names, logos, symbols,

likenesses, signatures and pictures which are the property of MLBPA ("the

Rights").  In order to induce MLBPA to consent to the manufacture of the

Licensed Products by the undersigned, the undersigned agrees that it will not manufacture the Licensed Products for anyone but the Licensee; that it will not sell the Licensed Products to anyone but the Licensee; that it will not knowingly manufacture the Licensed Products for distribution in any territory other than the above-named Licensed Territory; that it will not (unless MLBPA otherwise consents in advance in writing) manufacture any other merchandise utilizing any aspect of the Rights; that it will permit such representatives as

MLBPA may from time to time designate to inspect the activities of the undersigned with relation to its manufacture of the Licensed Products and audit the books and records of the undersigned with regard to the manufacture and sale of the Licensed Products; and that whenever the Licensee ceases to require the undersigned to manufacture the Licensed Products, the undersigned will return to the Licensee or to MLBPA any molds, plates, engravings, or other devices used to reproduce any of the Rights or at the direction of MLBPA or Licensee will give satisfactory evidence of the destruction thereof.  MLBPA shall be entitled to invoke any remedy permitted by law for violation of this agreement by the undersigned.

                                   [Name of Manufacturer]:
                                   By:
                                        -------------------------
                                   Title:
                                          -----------------------

                             INTERNATIONAL ADDENDUM
                             ----------------------
     I.   With respect to sales in any portion of the Licensed Territory outside the United States, Licensee shall deliver its royalty statements and make payments to MLBPA as required by Section 4 on the thirtieth (30th) day of the month following the month during which such royalties accrued.

     II.  In calculating "Net Sales" with respect to sales in any portion of the

Licensed Territory outside the United States, there shall be no deduction made in connection with the transfer of funds or royalties or with the conversion of any currency into United States dollars.

     III. If any tax is imposed on MLBPA by any foreign country with respect to any amount payable to MLBPA, Licensee shall compute and pay the amount due to

MLBPA pursuant to this Agreement on the basis of the gross amount involved before the deduction of any taxes.  If Licensee is required to withhold from any payment due to MLBPA an amount representing taxes imposed on MLBPA pursuant to the laws of any foreign country, Licensee shall nevertheless have the obligation to make up the amount of said tax in making its payment to MLBPA hereunder.

     IV.  With respect to any countries in the Licensed Territory outside the

United States, the statements provided to MLBPA pursuant to this Agreement shall be broken down by countries and all Net Sales shall be stated in the currency of the country where they were made, followed by the equivalent amount for such Net

Sales in United States currency, followed by the exchange rate applied.  The rate of exchange shall be the actual rate of exchange prevailing on the last day of the month prior to the date on which payment is due to MLBPA.  The parties agree to cooperate in facilitating the exportation of royalties by legal means from any country which imposes currency or other restrictions upon the payment of royalties; provided, however, that upon the request of MLBPA, Licensee agrees to deposit the full amount, or any portion, of any and all amounts due

MLBPA, in United States or foreign currency, in an account within such country for the benefit of MLBPA as instructed by MLBPA.  If several currencies are involved in any reporting category, that category shall be broken down by each such currency.

     V.   With respect to those countries which require applications to register

Licensee as a Permitted User or Registered User of a trademark or trademarks used on or in connection with the rights granted under this Agreement, or which require the recordation of this Agreement, Licensee agrees to execute and deliver to MLBPA such applications, agreements, or other documents as may be necessary and as are furnished by MLBPA for such purposes.  In the event such agreements are entered into between MLBPA and Licensee, this Agreement rather than such agreements will govern any disputes between MLBPA and Licensee and in the event that this Agreement is terminated for any reason, any such Registered

User or Permitted User agreements also shall be deemed to be terminated.

     VI.  It shall be Licensee's sole responsibility at its expense to obtain all approvals of any foreign authorities which may be necessary in connection with Licensee's performance under this Agreement in such portion(s) of the

Licensed Territory.  Licensee shall take whatever steps may be reasonably required to effect the remission of funds from abroad; to minimize or eliminate the incidence of foreign taxes, fees, or  assessments which may be imposed;  to protect its investments in  foreign territories, to enable  it to commence or continue doing business in any foreign territory; and to comply in any and all respects with all applicable laws and regulations.

MAJOR LEAGUE BASEBALL                   PINNACLE BRANDS, INC.
 PLAYERS ASSOCIATION

By:      /s/ Donald Fehr                               By:    /s/ Jerry M. Meyer
   -------------------------------------                  ----------------------